Scudder
Income
Fund

Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds


Seeks a high level of income consistent with the prudent investment of capital.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                               Scudder Income Fund

--------------------------------------------------------------------------------
Date of Inception: 4/24/28   Total Net Assets as of      Ticker Symbol:  SCSBX
                            6/30/98: $774.15 million
--------------------------------------------------------------------------------

o Scudder Income Fund returned 3.19% for the six-month period and 9.00% for the 12-month period ended June 30, 1998.

o Morningstar assigned the Fund an overall 4-star rating for its risk-adjusted performance among 1,468 taxable bond funds as of June 30, 1998.^1

o Management lengthened the portfolio's duration over the six months to take advantage of declining interest rates and rising bond prices.

o Exposure to the corporate, Treasury, and mortgage-backed sectors was maintained throughout the period with an emphasis on corporate bonds.



                                Table of Contents

   3  Letter from the Fund's President     14  Financial Statements
   4  Performance Update                   17  Financial Highlights
   5  Portfolio Summary                    18  Notes to Financial Statements
   6  Portfolio Management Discussion      21  Investment Products and Services
   9  Glossary of Investment Terms         22  Scudder Solutions
  10  Investment Portfolio


^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 3 star rating for the three- and five-year periods, and a 4 star rating for the ten-year period among 1,468, 890, and 337 taxable bond funds, respectively. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. Past performance is no guarantee of future results.


                            2 - Scudder Income Fund

                        Letter from the Fund's President

Dear Shareholders,

     Investors have begun to express renewed interest in fixed income securities, as high stock market valuations and slowing economic and profit growth tempered expectations for U.S. equities over the six-month report period. A strong dollar contributed to firm demand for fixed income securities from investors seeking relative safety and consistency of returns. We believe that Scudder Income Fund, with its diversified portfolio and its long-term record of solid performance, is an excellent fit for many investors seeking these distinct benefits. A detailed discussion of the market environment and the Fund's strategy begins on page 6.

     Considering the prolonged strong performance of the domestic equity markets, now may be a good time to review your asset allocations among stocks, bonds, and international securities. The rise of the U.S. stock market has had the effect of increasing the weighting of this asset class in many investors' portfolios. We encourage you to check your allocations periodically for adequate exposure to other asset classes, including small-cap, international, and fixed income securities. We believe this diversified approach can provide the best opportunity for attractive returns and reduced risk over the long term.

     At the beginning of this report's fiscal period, Stephen A. Wohler assumed responsibility as lead portfolio manager for Scudder Income Fund. Mr. Wohler has 17 years of experience managing fixed income investments and has been a member of your Fund's portfolio management team since 1994. He is joined by Kelly D. Babson and Robert S. Cessine.

     For those of you who wish to keep apprised of new Scudder products, we would like to inform you of two new international funds which are expected to commence operations on September 1st: Scudder International Growth Fund and Scudder International Value Fund. For more information on these new offerings, please call Scudder Investor Relations at 1-800-225-2470.

     Thank you for your continued investment in Scudder Income Fund. If you have any questions about your investment, please call the number above or visit our Internet web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Income Fund


                            3 - Scudder Income Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                      Total Return
Period     Growth     --------------
Ended        of                Average
6/30/98   $10,000   Cumulative  Annual
---------------------------------------
SCUDDER INCOME FUND
---------------------------------------
1 Year    $ 10,900       9.00%    9.00%
5 Year    $ 13,669      36.69%    6.45%
10 Year   $ 25,531     135.31%    8.93%

---------------------------------------
LB AGGREGATE BOND INDEX
---------------------------------------
1 Year    $ 11,053     10.53%   10.53%
5 Year    $ 13,944     39.44%    6.87%
10 Year   $ 23,812    138.12%    9.06%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER INCOME FUND
Year            Amount
----------------------
'88            $10,000
'89            $11,257
'90            $12,032
'91            $13,273
'92            $15,189
'93            $17,214
'94            $16,903
'95            $18,966
'96            $19,983
'97            $21,587
'98            $23,531

LB AGGREGATE BOND INDEX
Year            Amount
----------------------
'88            $10,000
'89            $11,221
'90            $12,101
'91            $13,394
'92            $15,276
'93            $17,077
'94            $16,853
'95            $18,968
'96            $19,918
'97            $21,543
'98            $23,812

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                       1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                     ----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 13.13  $ 12.95  $ 13.14  $ 13.79  $ 14.27  $ 12.73  $ 13.43  $ 13.19  $ 13.31  $ 13.50
INCOME DIVIDENDS..   $  1.08  $  1.04  $  1.02  $   .91  $   .91  $   .84  $   .78  $   .86  $   .80  $   .98
CAPITAL GAINS AND
PAID-IN CAPITAL
DISTRIBUTIONS.....   $    --  $    --  $   .06  $   .27  $   .35  $   .51  $    --  $   .09  $   .10  $    --
FUND TOTAL
RETURN (%)........     12.32     7.13    10.32    14.43    13.33    -1.81    12.21     5.36     8.03     9.00
INDEX TOTAL
RETURN (%)........     12.21     7.84    10.69    14.05    11.79    -1.31    12.55     5.02     8.16    10.53

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the one year total return would have been lower.



                            4 - Scudder Income Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Corporate Bonds                    54%
U.S. Government Agencies           25%
U.S. Government Agency Pass-Thrus  11%
Asset Backed Securities             7%
Foreign Bonds -- U.S.$ Denominated  2%
Government National Mortgage
Association                         1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

As interest rates generally declined,
Treasuries outperformed most other
asset classes.

---------------------------------------------------------------------------
QUALITY
---------------------------------------------------------------------------
U.S. Government & Agencies         36%
AAA                                 8%
AA                                  5%
A                                  18%
BBB                                14%
BB                                 13%
B                                   5%
NR                                  1%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall portfolio quality
remained essentially unchanged
at AA.

---------------------------------------------------------------------------
EFFECTIVE MATURITY
---------------------------------------------------------------------------
Less than 1 year                    3%
1 - 5 years                        34%
5 - 8 years                        24%
8 - 15 years                       16%
Greater than 15 years              23%
--------------------------------------
                                  100%
--------------------------------------
Weighted average effective maturity: 9.61 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Portfolio duration was
lengthened to 5.5 years as of
the end of the six month period,
up from 4.0 years at the end
of 1997.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                            5 - Scudder Income Fund

                         Portfolio Management Discussion

We interviewed lead portfolio manager, Stephen A. Wohler, about the Fund's performance and the market environment for the six-month period ended June 30, 1998. Highlights of our discussion with Mr. Wohler follow.

Q: How would you describe the economic environment for bond investors?

A: The U.S. economy grew at a rapid pace during the first calendar quarter of 1998, surprising many observers, despite the drag of the Asian crisis, increasing wage pressures, and fears of a rate hike by the Federal Reserve early in the year. The good news for bond investors was that the robust economy began to show several signs of slowing as the semiannual period progressed, which lessened the chance of an interest rate increase by the Fed.

Q: How did that affect the bond markets?

A: In the first quarter of 1998, the markets were generally flat, but as fears of a rate hike subsided, the bond market rallied strongly (yields generally declined and bond prices rose). The bellwether 30-year Treasury bond provides a good overall illustration of this trend. It began the period at 5.92% and continued to hover at this level during the first quarter, but declined to 5.63% by the end of the second quarter on June 30. On a total return basis, the unmanaged Lehman Brothers Aggregate Bond Index reported a 3.92% return for the six-month period.

Q: How did different sectors of the bond market perform?

A: In a declining interest rate environment, Treasuries with long maturities (10, 20, or 30 years) often are top performers on a total return basis, and this held true during the six-month period, as the Lehman Brothers Government Long-Term Bond Index returned 6.25% for the six months. Because Treasuries are highly sensitive to changes in interest rates, they tend to experience greater short-term price fluctuations than other fixed income securities. Mortgage-backed securities, on the other hand, underperformed the broader market with a 3.48% six-month return for the unmanaged Merrill Lynch Mortgage Master Index. Low rates and refinancings held back mortgage returns. Corporate bonds also underperformed, with a 3.71% six-month return as measured by the Lehman Brothers Corporate Intermediate Bond Index. It has been our experience that corporates tend to provide more attractive returns over the long term with lower volatility than Treasury securities. In managing the Fund, we take the long view, which means maintaining a larger weighting in corporate bonds than our benchmark, the Lehman Brothers Aggregate Bond Index.

Q: Why wouldn't you invest all of the portfolio in corporate bonds?

A: Each asset class has its own features and benefits that, at different times and in certain market conditions, can be advantageous. We manage this Fund with a diversified approach, which generally means maintaining broad exposure to a range of securities in the corporate, Treasury, and mortgage-backed sectors. As we have seen in the past few quarters, Treasury bonds, despite having lower yields, can generate excellent returns. While we usually overweight corporates to gain a yield advantage, other sectors also can provide valuable components to overall returns.


                            6 - Scudder Income Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:

 The Interest Rate Picture

CHART PERIOD:


 December 1990 through June 1998

CHART DATA:

                30-year          10-year           5-year            1-year
               Treasury         Treasury          Treasury          Treasury
               --------         --------          --------          --------
   12/90         8.25              8.07             7.68              6.76
                 8.23              8.04             7.73              6.25
                 8.42              8.24             7.91              6.31
                 7.81              7.46             6.91              5.40
   12/91         7.40              6.70             5.93              4.09
                 7.96              7.53             6.93              4.52
                 7.79              7.13             6.28              4.05
                 7.38              6.36             5.33              3.06
   12/92         7.39              6.69             6.04              3.59
                 6.92              6.03             5.23              3.28
                 6.68              5.78             5.05              3.43
                 6.04              5.39             4.78              3.38
   12/93         6.34              5.79             5.20              3.60
                 7.13              6.78             6.24              4.42
                 7.63              7.34             6.96              5.50
                 7.82              7.60             7.28              5.95
   12/94         7.89              7.83             7.83              7.17
                 7.43              7.20             7.07              6.50
                 6.63              6.21             5.97              5.62
                 6.49              6.16             6.02              5.64
   12/95         5.96              5.58             5.40              5.15
                 6.68              6.34             6.09              5.39
                 6.93              6.71             6.46              5.70
   12/96         6.64              6.42             6.21              5.48
                 7.10              6.92             6.77              5.93
                 6.79              6.51             6.38              5.66
                 6.41              6.11             6.00              5.46
   12/97         5.92              5.75             5.71              5.60
                 5.93              5.65             5.62              5.48
    6/98         5.63              5.45             5.47              5.29


CHART FOOTNOTE:

The benchmark 30-year Treasury bond yield declined over the six-month period as bond prices generally rose.



Q: How did the Fund perform in this environment?

A: The Fund returned 3.19% for the six-month period ended June 30, 1998. This compares to the 3.92% return of the Fund's benchmark, the unmanaged Lehman Brothers Aggregate Bond Index for the same period. As Treasuries (which comprise a significant portion of the benchmark) rallied in June, corporate bonds failed to keep pace. As a result, the Fund's overweighting in corporates held back performance during this relatively short period. However, the Fund maintained its longer term above-average rating from Morningstar, which assigned the Fund an overall 4-star rating for its risk-adjusted performance among 1,468 taxable bond funds as of June 30, 1998.

Q: How did you manage the portfolio?

A: We continued with our strategy of lengthening portfolio duration over the six months which stood at 5.5 years as of the end of the period, up from 4.9 years at the end of 1997. The Fund's duration represents its overall sensitivity to changes in interest rates. Generally, investors want to increase exposure to interest rate sensitivity in a declining interest rate environment to take advantage of rising bond prices. Conversely in a rising rate environment, an investor would want to decrease exposure to changes in rates by shortening duration, which can have the effect of minimizing the associated price declines.

In the corporate bond sector we emphasized non-cyclical issuers, that is, bonds of companies that tend to be less affected by changes in the economic or business cycle, such as cable, defense, and telecommunications. We emphasized non-cyclicals because we believed that the economy would slow during the six months and non-cyclical issues typically provide better performance versus cyclicals in such an environment. Cyclical issues, e.g., railroads, steel, or autos, tend to underperform ahead of an anticipated economic downturn because of the possibility that their creditworthiness may suffer.

Q: The Fund's relatively high cash position at the beginning of the period was reduced significantly over the period. Where did you invest the cash?

A: We invested primarily in corporate bonds. In particular, we increased our


                            7 - Scudder Income Fund
weighting in the oil sector, an area that has underperformed for some time. With the price of oil dipping to record lows recently, we regarded this as a buying opportunity. We added a number of issues to the portfolio including Anadarko and Phillips. We believe that many investors may have misjudged the impact of El Nino, which resulted in an unusually mild winter and contributed to an already abundant worldwide oversupply of oil reserves. While the price of oil recently reached a rock bottom price of $12 a barrel, consumption continues to rise. Over the long-term, we believe a low oil price is not sustainable, which should bode well for oil issues.

Q: Did you make any changes to the portfolio's mortgage-backed holdings?

A: We continued to underweight mortgages in the portfolio due to expectations of slightly weaker performance. With interest rates hitting new lows during the six months, homeowner refinancings have surged. This has removed many higher yielding issues from the market and led to generally weak conditions. We sold some GNMAs with 10% coupons, which indirectly resulted in a slight reduction in portfolio quality. However, overall portfolio quality remained essentially unchanged at AA as of June 30.

Q: In May 1998, inflows to bond mutual funds surpassed stock funds. What prompted the renewed interest in bonds?

A: Concerns over Asia, combined with slowing profit growth in the United States and high valuations for U.S. equities have caused many investors to redirect investments into U.S. fixed income securities. I'm sure that Fund shareholders are well aware of the relative safety and more reliable returns of domestic fixed income securities, and with yields falling and bond prices generally rising, the relative attractiveness of bonds has substantially improved as an asset class.

Q: What is your outlook?

A: We expect the current environment of slowing growth and benign inflation to continue to provide a good environment for bond investors. We may not have witnessed the full effects of the Asian crisis on U.S. companies and the economy as events there continue to unfold. We think the crisis will help contain inflation and contribute to a slowing of the U.S. economy without dire consequences for U.S. investors. However, there are still many uncertainties including the next steps for Japan's new political leadership and the risk of further devaluations in Asia. While it is sometimes hard to believe that events so far away can affect the domestic markets, it is one of the realities of an increasingly global marketplace. In this environment, we plan to continue with our diversified approach, while emphasizing securities that we believe can add incremental value to the Fund's long term returns.




                            8 - Scudder Income Fund

                          Glossary of Investment Terms


 BOND RATING                      Many corporate bonds are rated according to
                                  their likelihood of default by nationally recognized statistical rating organizations
                                  (NSROs) such as Fitch Investor Service,
                                  Moody's Investor Service, or Standard and
                                  Poor's Corporation. Bonds with high quality ratings are considered among the most financially sound and enable the issuer to issue the bond at a lower interest rate than lower-rated issuers.

 COUPON The interest rate the bond issuer promises to pay to the bondholder until maturity, expressed as an annual percentage of face value. For example, a bond with a 10% coupon and a $1,000 face value pays an investor $100 a year.

 DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 5.5 years and interest rates decline by 1% from present levels, the value of the portfolio should rise by about 5.5%, and vice versa.

 FED FUNDS RATE                   An important short term interest rate charged
                                  by Federal Reserve member banks to other banks needing overnight loans to meet reserve requirements. Distinct from the "Discount
                                  Rate" which is the rate the Federal Reserve charges member banks for loans. Banks set their rates at a level above the Discount
                                  Rate.

 PPI, CPI The Producer Price Index (PPI) and the Consumer Price Index (CPI) are commonly referenced measures of inflation. Strong economic growth can lead to accelerating inflation, rising interest rates, and falling bond prices.

 30-DAY SEC YIELD                 The standard yield reference for bond funds
                                  since the SEC required all bond funds to quote yields based on a prescribed formula.
                                  This yield calculation reflects the 30-day average of the net annualized income earnings capability of every holding in a given fund's portfolio, assuming each is held to maturity.


(Sources: Scudder Kemper Investments, Inc; Barron's Dictionary of Finance and Investment Terms)


                            9 - Scudder Income Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75%,
  to be repurchased at $659,105 on 7/1/1998, collateralized by a $650,000 U.S.                                   -------------
  Treasury Bond, 6.375%, 7/15/1999 (Cost $659,000) ......................................        659,000               659,000
                                                                                                                 -------------
U.S. Treasury Obligations 24.6%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 5/15/2016 ....................................................     44,000,000            51,548,640
U.S. Treasury Note, 6.875%, 7/31/1999 ...................................................     13,000,000            13,180,830
U.S. Treasury Note, 5.875%, 11/15/1999 ..................................................     22,000,000            22,099,660
U.S. Treasury Note, 5.625%, 12/31/1999 ..................................................     10,000,000            10,015,600
U.S. Treasury Note, 6.25%, 1/31/2002 ....................................................     14,000,000            14,312,760
U.S. Treasury Note, 6.25%, 2/28/2002 ....................................................     46,000,000            47,056,620
U.S. Treasury Note, 6.5%, 5/15/2005 .....................................................     18,000,000            18,998,460
U.S. Treasury Note, 6.25%, 2/15/2007 ....................................................     10,000,000            10,471,900
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $186,131,469)                                                                187,684,470
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Pass-thrus 11.8%
------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 7.713%, 9/1/2024 ......................................     15,001,500            15,594,509
Federal National Mortgage Association, 8%, with various maturities to 12/1/2009 .........     11,399,866            11,791,679
Federal National Mortgage Association, 7%, with various maturities to 8/1/2026 ..........     53,150,432            53,914,204
Government National Mortgage Association Pass-thru, 7.5%, 11/15/2027 ....................      8,435,564             8,670,157
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Pass-thrus (Cost $87,777,622)                                                          89,970,549
------------------------------------------------------------------------------------------------------------------------------

Foreign Bonds - U.S.$ Denominated 1.7%
------------------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 .................................................     10,000,000             7,739,900
Petroleos Mexicanos S.A., 8.85%, 9/15/2007 ..............................................      5,000,000             4,830,000
------------------------------------------------------------------------------------------------------------------------------
Total  Foreign Bonds - U.S.$ Denominated (Cost $14,924,350)                                                         12,569,900
------------------------------------------------------------------------------------------------------------------------------

Asset Backed 7.2%
------------------------------------------------------------------------------------------------------------------------------
Automobile Receivables 1.3%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 .........     10,000,000            10,096,800
                                                                                                                 -------------
Credit Card Receivables 2.4%
Advanta Corp., Series 1997-1 A4, 7.65%, 5/25/2027 .......................................      8,000,000             8,259,999
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .....................     10,333,339            10,346,255
                                                                                                                 -------------
                                                                                                                    18,606,254
                                                                                                                 -------------
Home Equity Loans 0.7%
Green Tree Financial Corp., Series 1997-6 B1, 7.17%, 1/15/2029 ..........................      5,000,000             4,973,242
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            10 - Scudder Income Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing Receivables 2.8%
Green Tree Financial Corp., Series 1995-1 B2, 9.2%, 6/15/2025 ...........................      8,071,000             8,369,564
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 ..........................      4,250,000             4,161,514
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D, 9.85%, 7/15/2011 .............      8,500,000             8,715,135
                                                                                                                 -------------
                                                                                                                    21,246,213
------------------------------------------------------------------------------------------------------------------------------
Total Asset Backed (Cost $54,114,974)                                                                               54,922,509
------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds 54.1%
Consumer Discretionary 2.7%
Tricon Global Restaurants, 7.65%, 5/15/2008 .............................................     10,000,000            10,075,000
Westpoint Stevens Inc., 7.875%, 6/15/2005 ...............................................     10,000,000            10,075,000
                                                                                                                 -------------
                                                                                                                    20,150,000
                                                                                                                 -------------
Consumer Staples 3.6%
Bass America Inc., 6.625%, 3/1/2003 .....................................................     10,000,000            10,159,700
Borden Inc., 7.875%, 2/15/2023 ..........................................................      5,000,000             4,918,900
Coca-Cola Enterprises Inc., 8.5%, 2/1/2022 ..............................................     10,000,000            12,263,500
                                                                                                                 -------------
                                                                                                                    27,342,100
                                                                                                                 -------------
Health 0.4%
Tenet Healthcare Corp., 8.625%, 1/15/2007 ...............................................      3,000,000             3,075,000
                                                                                                                 -------------
Communications 1.2%
MCI Communications Corp., 6.125%, 4/15/2012 .............................................      9,500,000             9,464,660
                                                                                                                 -------------
Financial 12.1%
Bank United Financial Corp., 10.25%, 12/31/2026 .........................................      4,500,000             4,837,500
Commerce Bancorporation, 11.75%, 6/6/2027 ...............................................      6,200,000             6,634,000
First USA Bank, 5.85%, 2/22/2001 ........................................................     10,000,000             9,955,500
First Union Capital II, 7.85%, 1/1/2027 .................................................     15,000,000            15,932,700
Ford Motor Credit Co. Global Note, 5.625%, 12/15/1998 ...................................     10,000,000            10,001,000
General Electric Capital Corp., 6.02%, 5/1/2001 .........................................     10,000,000            10,050,000
Green Tree Financial Corp., 7.36%, 10/1/2020 ............................................      5,000,000             5,041,406
ICI Investments, 6.75%, 8/7/2002 ........................................................     10,000,000            10,164,000
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 ..........................................     20,000,000            19,994,000
                                                                                                                 -------------
                                                                                                                    92,610,106
                                                                                                                 -------------
Media 11.4%
Cablevision Systems Corp., 7.875%, 2/15/2018 ............................................     10,000,000            10,475,000
Cox Communications Inc., 6.85%, 1/15/2018 ...............................................     10,000,000            10,050,000
News America Inc., 7.25%, 5/18/2018 .....................................................     10,000,000            10,246,600

    The accompanying notes are an integral part of the financial statements.


                            11 - Scudder Income Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875%, 6/15/2007 ................................................     10,000,000            10,400,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 .....................................................     10,000,000            10,036,038
Time Warner Inc., 9.125%, 1/15/2013 .....................................................     12,000,000            14,604,600
Time Warner Inc., 6.875%, 6/15/2018 .....................................................     10,000,000            10,039,000
Viacom Inc., 7.75%, 6/1/2005 ............................................................     10,000,000            10,654,500
                                                                                                                 -------------
                                                                                                                    86,505,738
                                                                                                                 -------------
Service Industries 0.7%
ServiceMaster L.P., 7.45%, 8/15/2027 ....................................................      5,000,000             5,134,375
                                                                                                                 -------------
Durables 3.1%
Martin Marietta Corp., 6.5%, 4/15/2003 ..................................................      8,000,000             8,085,440
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ....................     10,000,000            10,269,400
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ........................................      5,000,000             5,262,500
                                                                                                                 -------------
                                                                                                                    23,617,340
                                                                                                                 -------------
Manufacturing 0.7%
Graham Packaging Co., 8.75%, 1/15/2008 ..................................................      5,150,000             5,124,250
                                                                                                                 -------------
Technology 2.9%
Loral Corp., 8.375%, 6/15/2024 ..........................................................     10,000,000            12,082,600
Pitney Bowes, Inc., 6.27%, 1/20/2012 ....................................................     10,000,000            10,012,500
                                                                                                                 -------------
                                                                                                                    22,095,100
                                                                                                                 -------------
Energy 6.9%
Anadarko Petroleum Corp., 7%, 11/15/2027 ................................................      8,000,000             8,176,800
Barrett Resources Corp., 7.55%, 2/1/2007 ................................................      7,000,000             7,166,250
Chesapeake Energy Corp., "B", 8.5%, 3/15/2012 ...........................................      5,900,000             5,457,500
Ensco International Inc., 7.2%, 11/15/2027 ..............................................      2,750,000             2,844,490
Lomak Petroleum, Inc., 8.75%, 1/15/2007 .................................................     10,000,000             9,900,000
Phillips Petroleum Co., 6.65%, 7/15/2018 ................................................     12,000,000            11,962,800
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ..........................................      7,000,000             6,816,250
                                                                                                                 -------------
                                                                                                                    52,324,090
                                                                                                                 -------------
Construction 0.5%
Nortek, Inc., 9.125%, 9/1/2007 ..........................................................      3,500,000             3,578,750
                                                                                                                 -------------
Transportation 1.9%
Allied Holdings Inc., 8.625%, 10/1/2007 .................................................      4,000,000             4,020,000
Atlantic Express, Inc., 10.75%, 2/1/2004 ................................................      5,000,000             5,325,000
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 .............................      4,955,069             5,302,419
                                                                                                                 -------------
                                                                                                                    14,647,419
                                                                                                                 -------------

    The accompanying notes are an integral part of the financial statements.


                            12 - Scudder Income Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utilities 6.0%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 ...................................      6,750,000             7,176,094
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ............................................     14,000,000            14,035,000
Niagara Mohawk Power Corp., 7.625%, 10/1/2005 ...........................................      5,000,000             5,062,500
PacifiCorp, 6.15%, 1/15/2008 ............................................................     10,000,000             9,907,000
Public Service Co. of Colorado, 6%, 4/15/2003 ...........................................     10,000,000             9,937,500
                                                                                                                 -------------
                                                                                                                    46,118,094
------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $403,767,725)                                                                          411,787,022
------------------------------------------------------------------------------------------------------------------------------

Other 0.5%
------------------------------------------------------------------------------------------------------------------------------
New Jersey Economic Development Authority, 7.425%, 2/15/2029 (Cost $3,500,000) ..........      3,500,000             3,977,050
                                                                                                                 -------------

                                                                                                Contracts
------------------------------------------------------------------------------------------------------------------------------
Purchased Options 0.0%
------------------------------------------------------------------------------------------------------------------------------
Put on Chicago Board of Trade U.S. Treasury Bond, expires 8/22/1998 (Cost $735,845) .....            580               190,313
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $751,610,985) (a)                                                       761,760,813
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $751,610,985. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $10,149,828. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,594,234 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,444,406.

    Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

    The accompanying notes are an integral part of the financial statements.


                            13 - Scudder Income Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $751,610,985) ...............       $761,760,813
                 Cash ................................................................                462
                 Receivable for investments sold .....................................         38,108,833
                 Interest receivable .................................................         11,478,544
                 Receivable for Fund shares sold .....................................            825,663
                 Other receivables and assets ........................................             10,258
                                                                                           ----------------
                 Total assets ........................................................        812,184,573
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................         36,695,619
                 Payable for Fund shares redeemed ....................................          1,061,157
                 Accrued management fee ..............................................            250,050
                 Other payables and accrued expenses .................................             24,484
                                                                                           ----------------
                 Total liabilities ...................................................         38,031,310
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $774,153,263
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................            621,921
                 Net unrealized appreciation on:
                 Investments .........................................................         10,149,828
                 Accumulated net realized gain (loss) ................................          7,178,668
                 Paid-in capital .....................................................        756,202,846
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $774,153,263
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($774,153,263 / 57,333,513 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $13.50
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                            14 - Scudder Income Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ............................................................      $ 25,750,024
                                                                                           ----------------
                 Expenses:
                 Management fee ......................................................         2,188,567
                 Services to shareholders ............................................         1,852,663
                 Custodian and accounting fees .......................................            83,828
                 Trustees' fees and expenses .........................................            15,078
                 Reports to shareholders .............................................            61,215
                 Auditing ............................................................            22,778
                 Legal ...............................................................            10,912
                 Registration fees ...................................................            33,682
                 Other ...............................................................             9,969
                                                                                           ----------------
                 Total expenses before reductions ....................................         4,278,692
                 Expense reductions ..................................................          (513,081)
                                                                                           ----------------
                 Expenses, net .......................................................         3,765,611
                -------------------------------------------------------------------------------------------
                 Net investment income                                                        21,984,413
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         9,442,994
                 Futures .............................................................          (357,158)
                                                                                           ----------------
                                                                                               9,085,836
                                                                                           ----------------
                 Net unrealized appreciation (depreciation) during the period on
                   investments .......................................................        (7,783,677)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                1,302,159
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $ 23,286,572
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                            15 - Scudder Income Fund

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                       Ended
                                                                                     June 30,         Year Ended
                                                                                       1998          December 31,
Increase (Decrease) in Net Assets                                                   (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ........................................    $ 21,984,413      $ 37,036,650
                 Net realized gain (loss) from investment transactions ........       9,085,836           706,605
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ..................      (7,783,677)       14,225,433
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations .................................................      23,286,572        51,968,688
                                                                                 ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ...................................     (21,362,492)      (37,423,384)
                                                                                 ----------------  ----------------
                 From net realized gain (loss) ................................              --          (443,613)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................     156,322,603       288,306,064
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................      19,285,163        33,681,717
                 Cost of shares redeemed ......................................     (98,634,300)     (219,353,257)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ...............................................      76,973,466       102,634,524
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ............................      78,897,546       116,736,215
                 Net assets at beginning of period ............................     695,255,717       578,519,502
                 Net assets at end of period (including undistributed            ----------------  ----------------
                   net investment income of $621,921 at June 30, 1998) ........    $774,153,263      $695,255,717
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ....................      51,662,855        43,994,954
                                                                                 ----------------  ----------------
                 Shares sold ..................................................      11,517,160        21,674,473
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................       1,433,156         2,533,020
                 Shares redeemed ..............................................      (7,279,658)      (16,539,592)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in Fund shares .......................       5,670,658         7,667,901
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ..........................      57,333,513        51,662,855
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                            16 - Scudder Income Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                          Six Months
                                                        Ended June 30,
                                                           1998 (a)                  Years Ended December 31,
                                                         (Unaudited)      1997(a)    1996(a)      1995        1994        1993
-----------------------------------------------------------------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------
Net asset value, beginning of period ................      $ 13.46       $ 13.15     $ 13.61    $ 12.32     $ 13.71     $ 13.48
                                                        ---------------------------------------------------------------------------
Income from investment operations:
Net investment income ...............................          .40           .80         .80        .83         .84         .90
Net realized and unrealized gain (loss) on
  investments .......................................          .03           .31        (.36)      1.41       (1.45)        .77
                                                        ---------------------------------------------------------------------------
Total from investment operations ....................          .43          1.11         .44       2.24        (.61)       1.67
                                                        ---------------------------------------------------------------------------
Less distributions:
From net investment income ..........................         (.39)         (.79)       (.81)      (.86)       (.76)       (.87)
From net realized gains on investment
  transactions ......................................           --          (.01)       (.09)      (.03)         --        (.45)
In excess of net realized gains .....................           --            --          --       (.06)       (.02)       (.12)
                                                        ---------------------------------------------------------------------------
Total distributions .................................         (.39)         (.80)       (.90)      (.95)       (.78)      (1.44)
                                                        ---------------------------------------------------------------------------
                                                        ---------------------------------------------------------------------------
Net asset value, end of period ......................      $ 13.50       $ 13.46     $ 13.15    $ 13.61     $ 12.32     $ 13.71
                                                        ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ....................................         3.19**(b)     8.66        3.41      18.54       (4.43)      12.58
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..............          774           695         579        578         463         509
Ratio of operating expenses to average daily
  net assets (%) ....................................         1.03*         1.18         .98        .99         .97         .92
Ratio of operating expenses, before expense
  reductions, to average daily net assets (%) .......         1.17*           --          --         --          --          --
Ratio of net investment income to average daily
  net assets (%) ....................................         6.00*         6.00        6.01       6.35        6.43        6.32
Portfolio turnover rate (%) .........................        138.2*         61.9        66.9      128.3        60.3       130.6

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized


                            17 - Scudder Income Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended June 30, 1998, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1997

                            18 - Scudder Income Fund
through December 31, 1997, the Fund incurred approximately $242,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 1998.

Distribution of Income and Gains. Distributions of net investment income are made quarterly. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated investments and futures. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended June 30, 1998, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations) aggregated $370,850,296 and $265,236,438, respectively. Purchases and sales of direct U.S. Government obligations aggregated $302,694,996 and $207,149,601, respectively.

The aggregate face value of futures contracts opened and closed for the six months ended June 30, 1998 was $1,518,595,628.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Effective March 2, 1998, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.95% of average daily net assets until April 30, 1999. Accordingly, for the six months ended June 30, 1998, the fee pursuant to these agreements amounted to $1,675,486, which was equivalent to an annual effective rate of .46% of the Fund's average daily net assets. The Adviser did not impose fees amounting to $513,081.

                            19 - Scudder Income Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $399,424, of which $67,098 is unpaid at June 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $257,504.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by STC aggregated $1,260,221, of which $223,636 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $46,640, of which $8,118 is unpaid at June 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $15,078.

                            20 - Scudder Income Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                            21 - Scudder Income Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                            22 - Scudder Income Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                            23 - Scudder Income Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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